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                                                                   EXHIBIT 10.27

                   MODIFICATION AND REAFFIRMATION OF GUARANTY

      The undersigned, BIG 5 SPORTING GOODS CORPORATION, a Delaware corporation ("Guarantor"), has previously executed that certain Guaranty, dated March 8, 1996 (as amended, the "Guaranty"), in favor of THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation ("CITBC"), respecting the obligations of Big 5 Corp., a Delaware corporation ("Debtor"), arising under that certain Financing Agreement, dated March 8, 1996 (the "Prior Financing Agreement"). Guarantor hereby acknowledges the terms and provisions of that certain Amended and Restated Financing Agreement, dated as of even date herewith (the "Amended Agreement"), by and among Debtor, on the one hand, and CITBC, as agent and lender, and certain other lenders a party thereto, on the other hand, which such agreement amends and restates the Prior Financing Agreement.

      In connection with the forgoing, Guarantor hereby reaffirms and agrees that: (i) the Guaranty remains in full force and effect; (ii) nothing in such Guaranty obligates CITBC or Lenders (as such term is defined in the Amended Agreement) to notify the Guarantor of any changes in the financial accommodations made available to Debtor or to seek reaffirmations of the Guaranty; and (iii) no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of this reaffirmation. Without limiting the forgoing, the undersigned hereby acknowledges, accepts and agrees that (a) the term, the "Agreement", as used in the Guaranty shall hereinafter mean the Amended Agreement, as amended, supplemented, and modified, from time to time; and (b) the term, "Anniversary Date", as used in the Guaranty shall hereinafter mean the date three (3) years from the date hereof and the same date in every year thereafter.

Dated as of March 20, 2003

                                           BIG 5 SPORTING GOODS CORPORATION,
                                           a Delaware corporation


                                           By:  /s/ Charles P. Kirk
                                               ---------------------------------
                                           Name:  Charles P. Kirk
                                                 -------------------------------
                                           Title: Senior Vice President and
                                                  Chief Financial Officer
                                                  ------------------------------

Accepted by:

THE CIT GROUP/BUSINESS CREDIT, INC.,
a New York corporation


By:  /s/ Thomas A. Hopkins
    --------------------------------
Name:  Thomas A. Hopkins
      ------------------------------
Title: Vice President
       -----------------------------